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                                                                   Exhibit 10.23


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     Coast

                          Equipment Collateral Security
                                    Agreement

Borrower: CYBERLINK, INC.,
          a California corporation
Address:  5855 Topanga Canyon Boulevard, Suite 520
          Woodland Hills, California 91367

Date:     September 8, 1995


THIS EQUIPMENT COLLATERAL SECURITY AGREEMENT ("Equipment Agreement"), dated the above date, is entered into between COASTFED BUSINESS CREDIT CORPORATION ("CoastFed") and the borrower named above ("Borrower"), and is one of the Collateral Agreements referred to in that certain Loan and Security Agreement ("Loan Agreement") between CoastFed and Borrower, dated the above date. This Equipment Agreement is an integral part of the Loan Agreement, and all of the terms and provisions of the Loan Agreement are incorporated herein by this reference.


      1. Grant of Security Interest. As collateral and security for the payment and performance of all Obligations (as defined in the Loan Agreement), Borrower hereby grants CoastFed an immediately effective, continuing security interest in, and assigns to CoastFed, all of Borrower's interest in the following types of property, whether now owned or held or hereafter acquired and wherever located: all equipment, goods (other than inventory), machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, supplies, materials, tools, machine tools, office equipment, appliances, apparatus, parts, dies, jigs, and chattels, together with all attachments, replacements, substitutions, accessions, additions and improvements to any of the foregoing (collectively "Equipment"), whether or not the same be in the constructive or actual possession or custody of Borrower, CoastFed or any third party; and all products, proceeds and insurance proceeds thereof including, without limitation, all accounts, instruments, documents and chattel paper which may arise from the sale or disposition of the Equipment; and all books and records pertaining to any or all of the foregoing. The term "Collateral" as used in the Loan Agreement shall for all purposes be deemed to include, without limitation, the Equipment and all of the other property described above. The Equipment includes, without limitation, all Equipment identified in any one or more Schedules of Equipment which may be attached hereto, but no failure to attach any Schedule of Equipment shall affect or limit CoastFed's security interest in all of the Equipment and all of the other property described above. Borrower has no authority or right to, and shall not, exchange, trade in, sell, lease or otherwise dispose of any Equipment without CoastFed's prior written consent.

      2. Loans. CoastFed has made, is concurrently making, or is agreeing to make, to Borrower, Loans, in an amount of up to $2,000,000, but in no event shall said Loans exceed 80% of the appraised liquidation value of presently owned Equipment, or 80% of the cost of new Equipment purchased by Borrower, or 80% of the liquidation value of used equipment purchased by Borrower, which Loans are evidenced by those certain promissory notes made by Borrower to the order of CoastFed dated of even date herewith. If at any time, CoastFed, in its sole discretion, determines that the Equipment then owned by Borrower is worth less than its value as represented by Borrower, or that any Loan pursuant to this Paragraph 2 is not adequately secured by Borrower's Equipment (without regard to any other Collateral that may be held by CoastFed), Borrower will promptly upon demand repay to CoastFed such portion of the Loan as will, in CoastFed's sole judgment, place CoastFed in an adequately secured position.

      3. Representations, Warranties and Covenants of Borrower. Borrower represents, warrants, and covenants



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that subject to the Schedule of Exceptions, now and throughout the term of this
Equipment Agreement:

            3.1 Condition of Equipment. The Equipment is, and will continue to be, at Borrower's sole expense, in good and operational condition, free from latent and patent defects, and not obsolete.

            3.2 Use of Equipment. Borrower shall not permit or cause the Equipment to be misused, used for any purpose other than for which it was designed, altered or utilized in any illegal or negligent manner. Borrower shall use the Equipment only in the ordinary course of its business as heretofore conducted, in a legal manner, and in a manner not inconsistent with the terms of any insurance policy relating thereto.

            3.3 Records and Schedules. Borrower has kept, and shall hereafter keep accurate and complete records regarding the Equipment, including, without limitation, records describing in full the dates of acquisition, acquisition costs, and serial numbers thereof, all of which records shall be continuously available to CoastFed for inspection and copying. Borrower shall, from time to time, upon request by CoastFed, provide CoastFed with updated and complete schedules identifying each item of Equipment, and setting forth the serial numbers thereof and all such other information as CoastFed shall specify, and Borrower shall immediately give CoastFed written notice of all Equipment which it hereafter purchases, leases, or otherwise acquires; provided that no failure to provide such schedules or give such notice shall affect or limit CoastFed's security interest in all of the Equipment.

            3.4 Certificates of Title. Upon request by CoastFed, Borrower shall immediately deliver to CoastFed the originals of all certificates of title, certificates of ownership, evidences of ownership, and applications therefor, and all other similar documents and instruments, relating to any or all of the Equipment.


      4. Statement of Account. If CoastFed shall send Borrower an extract or statement prepared from CoastFed's records regarding any Loan made pursuant to Paragraph 2, the same shall conclusively be deemed correct and accepted by Borrower unless Borrower delivers to CoastFed a written statement of exceptions within thirty (30) days after delivery of such extract or statement.

      5. Relationship to Loan Agreement. CoastFed's remedies under this Equipment Agreement and the Loan Agreement are cumulative. If any provision of this Equipment Agreement modifies or conflicts with any provision of the Loan Agreement, those provisions in either agreement that give greater rights and remedies to CoastFed shall govern. All capitalized terms used herein, which are not defined herein, shall have the meanings ascribed to them in the Loan Agreement.

      6. Effective Date. This Equipment Agreement, when executed by Borrower and accepted by a duly authorized officer of CoastFed, shall be effective on the date first above written.

      Borrower:

            CYBERLINK, INC.,
            a California corporation




            By /s/ Richard Leslie Lydiate
               --------------------------------------
               Richard Leslie Lydiate, President



            By ______________________________________
               Ron McVicar, Chief Financial Officer


      CoastFed:

      Accepted at Los Angeles, California:

            COASTFED BUSINESS CREDIT
            CORPORATION


            By_______________________________________
            Title____________________________________


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that subject to the Schedule of Exceptions, now and throughout the term of this
Equipment Agreement:

            3.1 Condition of Equipment. The Equipment is, and will continue to be, at Borrower's sole expense, in good and operational condition, free from latent and patent defects, and not obsolete.


            3.2 Use of Equipment. Borrower shall not permit or cause the Equipment to be misused, used for any purpose other than for which it was designed, altered or utilized in any illegal or negligent manner. Borrower shall use the Equipment only in the ordinary course of its business as heretofore conducted, in a legal manner, and in a manner not inconsistent with the terms of any insurance policy relating thereto.

            3.3 Records and Schedules. Borrower has kept, and shall hereafter keep accurate and complete records regarding the Equipment, including, without limitation, records describing in full the dates of acquisition, acquisition costs, and serial numbers thereof, all of which records shall be continuously available to CoastFed for inspection and copying. Borrower shall, from time to time, upon request by CoastFed, provide CoastFed with updated and complete schedules identifying each item of Equipment, and setting forth the serial numbers thereof and all such other information as CoastFed shall specify, and Borrower shall immediately give CoastFed written notice of all Equipment which it hereafter purchases, leases, or otherwise acquires; provided that no failure to provide such schedules or give such notice shall affect or limit CoastFed's security interest in all of the Equipment.

            3.4 Certificates of Title. Upon request by CoastFed, Borrower shall immediately deliver to CoastFed the originals of all certificates of title, certificates of ownership, evidences of ownership, and applications therefor, and all other similar documents and instruments, relating to any or all of the Equipment.

      4. Statement of Account. If CoastFed shall send Borrower an extract or statement prepared from CoastFed's records regarding any Loan made pursuant to Paragraph 2, the same shall conclusively be deemed correct and accepted by Borrower unless Borrower delivers to CoastFed a written statement of exceptions within thirty (30) days after delivery of such extract or statement.

      5. Relationship to Loan Agreement. CoastFed's remedies under this Equipment Agreement and the Loan Agreement are cumulative. If any provision of this Equipment Agreement modifies or conflicts with any provision of the Loan Agreement, those provisions in either agreement that give greater rights and remedies to CoastFed shall govern. All capitalized terms used herein, which are not defined herein, shall have the meanings ascribed to them in the Loan Agreement.

      6. Effective Date. This Equipment Agreement, when executed by Borrower and accepted by a duly authorized officer of CoastFed, shall be effective on the date first above written.

      Borrower:

            CYBERLINK, INC.,
            a California corporation



            By
               -----------------------------------------
               Richard Leslie Lydiate, President



            By /s/ Ron McVicar
               -----------------------------------------
               Ron McVicar, Chief Financial Officer


      CoastFed:

      Accepted at Los Angeles, California:

            COASTFED BUSINESS CREDIT
            CORPORATION


            By /s/ Coastfed Business Credit Corporation
               -----------------------------------------
            Title Vice President


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